EXHIBIT 10.3

PUT AND CALL AGREEMENTS DATED OCTOBER 10, 1997 BETWEEN THE COMPANY AND THE
                                   INVESTORS


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                             PUT AND CALL AGREEMENT

         This PUT AND CALL AGREEMENT (this "Agreement") dated as of October 10, 1997, is entered into by and among VITECH AMERICA, INC. (the "Company"), a Florida corporation, and INFINITY INVESTORS LIMITED, a Nevis, West Indies corporation, INFINITY EMERGING OPPORTUNITIES LIMITED, a Nevis, West Indies corporation, and GLACIER CAPITAL LIMITED, a Nevis, West Indies corporation and SUMMIT CAPITAL LIMITED, a Nevis West Indies corporation (collectively, the "Purchasers").

                                   WITNESSETH

         WHEREAS, the Purchasers are entering into a Securities Purchase Agreement with the Company (the "Securities Purchase Agreement"), in respect of which the Purchasers have agreed to purchase $20,000,000 aggregate principal amount of the Company's 10% Convertible Notes due October 10, 2000 (the "Notes");

         WHEREAS, the Notes are convertible into common stock of the Company (the "Common Stock") at the conversion price defined in the Notes (such Common Stock, when issued upon conversion of the Notes, being referred to herein as "Conversion Shares"); and

         WHEREAS, the Company has agreed to grant the Purchasers certain rights with respect to the Notes and Conversion Shares as an inducement to, and a condition of, the Purchasers' purchase of the Notes.

         NOW THEREFORE, the parties hereto agree as follows:

1. GENERAL. Capitalized terms not otherwise defined herein have the meaning defined in the Securities Purchase Agreement.

2. PUT OPTION.

         (a) Commencing one year after the date hereof (the "First Put Date"), and continuing for a period of thirty (30) days thereafter, each holder of the Notes shall have the right (the "First Put Right") to request that the Company repurchase all, but not less than all, of the outstanding Notes (the "Put Option") at a price equal to one hundred and ten percent (110%) of the principal amount thereof, plus accrued and unpaid interest thereon (the "Put Price"), by delivering to the Company a written notice specifying (i) the number of Conversion Shares that are subject to the Put Option which shall be all the Notes of the Noteholder, (ii) the aggregate Put Price, and (iii) the date, not earlier than twenty (20) Trading Days and not later than thirty (30) days after the First Put Date, on which the Put Option shall be exercised (the "First Put Exercise Date").

         (b) Commencing one hundred eighty (180) days after the First Put Date and continuing for a period of thirty (30) days thereafter, each holder of the Notes shall have a second right (the "Second Put Right") to request that the Company repurchase all, but not less than all, of


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the outstanding Notes at a price equal to one hundred and fifteen percent (115%)
of the principal amount thereof plus accrued and unpaid interest thereon (the "Second Put Price" and together with the First Put Right sometimes referred to collectively as the "Put Rights"), by delivering to the Company a written notice specifying (i) the number of Conversion Shares that are subject to the Put Option, (ii) the Second Put Price, and (iii) the date, not earlier than twenty
(20) days and not later than thirty (30) days on which the Put Option shall be exercised (the "Second Put Exercise Date").

         (c) Upon receipt by the Company of a notice exercising the First Put Right and/or Second Put Right, the Company shall, within fifteen (15) days of receipt of such notice, deliver to each holder of the Notes exercising the First Put Right or Second Put Right, as applicable, a notice stating whether the Company agrees to repurchase all, but not less than all, of the outstanding Notes subject to the First Put Right or Second Put Right, as applicable. In the event the Company delivers notice of its agreement to effect such repurchase (a "Company Acceptance Notice"), the provisions in subsection (d) below shall apply. In the event the Company declines to repurchase the outstanding Notes subject to the First Put Right and/or Second Put Right, as applicable, the Notes shall remain convertible pursuant to their terms at the option of the holders thereof.

         (d) Assuming the Company has delivered a Company Acceptance Notice, on the First Put Exercise Date or the Second Put Exercise Date, as applicable, (i) the Purchaser shall deliver to the Company the Notes, properly endorsed, representing the Notes subject to the Put Option, and (ii) the Company shall deliver to the Purchasers, in immediately available funds, the applicable Put Price. The purchase price for any Put Right shall be paid in four (4) equal monthly installments on the last Business Day of each month commencing on the first full month following the First Put Exercise Date or the Second Put Exercise Date, as the case may be, with interest on each installment at the rate of ten percent (10%) per annum.

3. CALL OPTION.

         (a) The Company shall have the right, at any time and from time to time commencing one (1) year after the Closing Date, to purchase from any holder of the Notes (the "Call Option") the Notes at a call price of one hundred and twelve percent (112%) of the principal amount, plus accrued and unpaid interest thereon (the "Call Price") by delivering to the Purchasers a written notice specifying (i) the number of Conversion Shares that are subject to the Call Option, (ii) the Call Price, and (iii) the date, not earlier than twenty (20) Trading Days and not later than thirty (30) days, on which the Call Option shall be exercised (the "Call Exercise Date"). Commencing on the first day of the thirteenth (13th) month from the date hereof (November 1, 1998) and on each month thereafter until the Maturity Date, the Call Price shall be increased by one percent (1%) per month.

         (b) On the Call Exercise Date (i) the Purchasers shall deliver to the Company the Notes, properly endorsed, representing the Notes subject to the Call Option and (ii) the Company shall deliver to the Purchasers, in immediately available funds, the applicable Call Price.


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         (c) The Call Option provisions described in this Section 3 shall at all times be subject to (i) the prior Conversion Rights of the Purchasers and (ii) the following limitations: (A) no more than 8.33% of the outstanding principal balance of the Notes may be called at any one time; (B) at least thirty (30) calendar days must elapsed between Call Options; (C) Call Options will be effected pro rata among the Purchasers in the manner set forth in Section 3.4 of the Securities Purchase Agreement; and (D) the shares of Common Stock underlying the Notes must be covered by an effective resale registration statement pursuant to the terms of the Securities Purchase Agreement at the time of the Call Notice and on the Call Exercise Date.

4. MISCELLANEOUS.

         (a) PAYMENT METHOD. The payment of the Put Price or the Call Price, as the case may be, shall be made by wire transfer or bank draft in immediately available funds to each applicable Purchaser.

         (b) NO ASSIGNMENT OR TRANSFER. Neither this Agreement, nor the Put Option or the Call Option granted hereby, nor any other rights under this Agreement, shall be assignable or transferable, directly or indirectly.

         (c) NOTICES. All notices, requests and demands to or upon the parties hereto shall be in writing and shall be delivered by any method that shall provide a written acknowledgment of receipt at the addresses shown below.

If to Vitech America, Inc.       Vitech America, Inc.,
                                 8807 Northwest 23rd Street
                                 Miami, Florida 33172-2419
                                 Attn:  Mr. William St. Laurent
                                 Telefax:

With a copy to:                  Atlas, Perlman, Trop & Borkson
                                 New River Center, Ste. 1900
                                 200 East Las Olas Blvd.
                                 Fort Lauderdale, Florida 33301
                                 Attn:  Joel Mayersohn, Esq.
                                 Telefax:  (954) 766-7800

If to any Purchaser              38 Hertford Street
                                 London, England WIY 7TG
                                 Attn:  J. A. Loughran
                                 Telefax:  011-44-171-355-4975


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with a copy to:                  HW Partners, L.P.
                                 1601 Elm Street, Ste. 4000
                                 Dallas, Texas 75201
                                 Attn:  Stuart Chasanoff, Esq.
                                 Telefax:  (214)720-1662

         For purposes of this Agreement, a "Notice Date" shall be the date which is two (2) business days after the date on which any notice hereunder is sent by telecopy (provided, however, that it is telephonically or electronically confirmed).

         (f) FURTHER ASSURANCES. The parties agree to do all things and to deliver all instruments and documents necessary to accomplish the purposes of this Agreement, and to provide to one another such information and assistance necessary to enable one another to do the same.

         (g) GOVERNING LAW. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed in accordance with the laws of the State of New York.

                            [SIGNATURE PAGE FOLLOWS]


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         IN WITNESS WHEREOF, the parties have executed this Agreement this 10th day of October, 1997.

                                        INFINITY INVESTORS LIMITED

                                        By: /s/ CLARK HUNT
                                        -----------------------
                                        Title:
                                              ------------------

                                        INFINITY EMERGING OPPORTUNITIES

                                        LIMITED

                                        By: /s/ CLARK HUNT
                                        -----------------------
                                        Title:
                                              ------------------

                                        GLACIER CAPITAL LIMITED

                                        By: /s/ CLARK HUNT
                                        -----------------------
                                        Title:
                                              ------------------

                                        SUMMIT CAPITAL LIMITED

                                        By: /s/ CLARK HUNT
                                        -----------------------
                                        Name:
                                        Title:
                                              ------------------

ACCEPTED AND ACKNOWLEDGED:

VITECH AMERICA, INC.

By: /s/ EDWARD KELLY
------------------------
Title: CFO